UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2012

CAMAC ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34525	30-0349798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1330 Post Oak Boulevard, Suite 2575, Houston, Texas 77056
(Address of principal executive offices) (Zip Code)

(713) 797-2940
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Change in Registrant’s Certifying Accountant

On August 9, 2012 the Company notified its existing independent accountants, RBSM LLP, that it had engaged Grant Thornton LLP to become its new independent accountants effective with the interim period ending  September 30, 2012.  The change in independent accountants was approved by the Audit Committee of the Company’s Board of Directors.  This change constituted a dismissal of the former accountants.

RBSM LLP’s reports on the Company’s consolidated financial statements for the past two years did not contain any adverse opinion or a disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2011, subsequent interim periods through June 30, 2012, and the subsequent period through the date of dismissal, there were no disagreements with RBSM LLP on any matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of RBSM LLP, would have caused it to make reference to the disagreement in connection with its reports on the Company’s financial statements.  The Company has not received any communication from RBSM LLP indicating any of the following having occurred during the preceding two fiscal years and subsequent interim periods:  an indication that sufficient internal controls do not exist for reliable financial statements;  that RBSM LLP can no longer rely on management’s representations or is unwilling to be associated with the financial statements; that a need exists to significantly expand the audit scope or to engage in further investigation of information it has received that may impact the reliability of the financial statements; or that information has come to RBSM LLP’s attention that materially impacts the fairness or reliability of previously issued audit reports or underlying financial statements or financial statements issued or to be issued for fiscal periods subsequent to the December 31, 2011 financial statements.

During the two most recent fiscal years and the interim periods through the date of engagement of Grant Thornton LLP, the Company (or someone acting on its behalf) did not consult Grant Thornton LLP regarding application of accounting principles to a specified transaction, either completed or proposed;  the type of audit opinion that might be rendered on the Company’s financial statements; or a reportable event related to sufficiency of internal controls, reliance on management’s representations or need to significantly expand the audit scope.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                      Description
     16.1                              Letter from RBSM LLP to the Securities and Exchange Commission, dated August 10, 2012.

EXHIBIT INDEX

Exhibit No.                      Description
     16.1                              Letter from RBSM LLP to the Securities and Exchange Commission, dated August 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMAC Energy Inc.

Dated: August 10, 2012	By:	/s/ Nicolas J. Evanoff
Nicolas J. Evanoff Senior Vice President, General Counsel & Secretary